 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3275

Legg Mason Partners Investment Funds, Inc.
 (Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
  (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place,4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:     September 30,
Date of reporting period:    March 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Legg Mason Partners Investment Funds, Inc. Legg Mason Partners Small Cap Growth Fund

S E M I - A N N U A L R E P O R T

MARCH 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Legg Mason Partners Investment Funds, Inc. Legg Mason Partners Small Cap Growth Fund

Semi-Annual Report • March 31, 2006

What’s Inside	Letter from the Chairman	I

	Fund at a Glance	1

	Fund Expenses	2

	Schedule of Investments	4

	Statement of Assets and Liabilities	9

	Statement of Operations	10

	Statements of Changes in Net Assets	11

Fund Objective The Fund seeks long-term growth of capital. Under nor- mal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of high growth small capital- ization companies, and related investments.	Financial Highlights	12

	Notes to Financial Statements	16

	Board Approval of Management Agreement	23

	Additional Shareholder Information	26

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the six-month reporting period. After a 4.1% advance in the third quarter of 2005, fourth quarter gross domestic product (“GDP”)[i] growth slipped to 1.7%. This marked the first quarter in which GDP growth didn’t surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with a preliminary estimate of 4.8% GDP growth. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment hit a five-year low in March.

     As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the changing of the guard from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the reporting period. Since it began its tightening campaign in June 2004, the Fed has raised the federal funds rateiii 15 consecutive times — from 1.00% to 4.75% — its highest level since April 2001. After the end of the Fund’s reporting period, at its May meeting, the Fed once again raised the federal funds rate by an additional 0.25% to 5.00%.

     For the six-month period ended March 31, 2006, the U.S. stock market overall generated solid results, with the S&P 500 Indexiv returning 6.38%. There was no shortage of challenges facing investors during the reporting period, including high oil prices, steadily rising interest rates, the aftermath of the devastating hurricane season, and geopolitical issues. However, to a large extent, U.S. investors remained focused on the positive economic environment and strong corporate profits. As a case in point, the S&P 500 Index rose 4.21% during the first three months of 2006, its best first quarter since 2002.

     Looking at the market more closely, small-cap stocks generally outperformed their mid- and large-cap counterparts, with the Russell 2000[v], Russell Midcapvi and Russell 1000vii Indexes returning 15.23%, 10.14%, and 6.71%, respectively. From an investment style perspective, value stocks slightly outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 7.89% and 7.05%, respectively, over the reporting period.

Legg Mason Partners Small Cap Growth Fund      I

Performance Review

For the six months ended March 31, 2006, Class A shares of the Legg Mason Partners Small Cap Growth Fund, excluding sales charges, returned 12.94%. These shares underperformed the Fund’s unmanaged benchmark, the Russell 2000 Growth Index[x], which returned 16.20% for the same period. The Lipper Small Cap Growth Funds Category Average[1] increased 14.99% over the same time frame.

Performance Snapshot as of March 31, 2006 (excluding sales charges) (unaudited)

6 Months

Small Cap Growth Fund — Class A Shares	12.94%

Russell 2000 Growth Index	16.20%

Lipper Small Cap Growth Funds Category Average	14.99%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Performance figures reflect voluntary fee waivers and/or expense reimbursements, without which the performance would have been lower.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class 1 shares returned 12.99%, Class B shares returned 12.52% and Class C shares returned 12.68% over the six months ended March 31, 2006.

Special Shareholder Notices

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund operated under an interim management agreement, which was previously approved by the Fund’s board of directors, until the Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 19, 2005.

     Prior to April 17, 2006, the Fund operated under the name Smith Barney Small Cap Growth Fund. The Fund’s portfolio managers, investment strategy and objective have not changed.

1	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended March 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 566 funds in the Fund’s Lipper category, and excluding sales charges.

II      Legg Mason Partners Small Cap Growth Fund

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

     Important information concerning the Fund and the Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

     As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

May 10, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, stocks of small-cap companies often experience sharper price fluctuations than stocks of mid- and large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks. All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii
The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

v
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi
The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii
The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viiI
The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

x	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Legg Mason Partners Small Cap Growth Fund      III

(This page intentionally left blank.)

Fund at a Glance (unaudited)

Investment Breakdown

Legg Mason Partners Small Cap Growth Fund 2006 Semi-Annual Report      1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on October 1, 2005 and held for the six months ended March 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class I	12.99%	$1,000.00	$1,129.90	1.31%	$ 6.96

Class A	12.94	1,000.00	1,129.40	1.52	8.07

Class B	12.52	1,000.00	1,125.20	2.25	11.92

Class C	12.68	1,000.00	1,126.80	2.00	10.60

((1)	For the six months ended March 31, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2      Legg Mason Partners Small Cap Growth Fund 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class I	5.00%	$1,000.00	$1,018.40	1.31%	$ 6.59

Class A	5.00	1,000.00	1,017.35	1.52	7.64

Class B	5.00	1,000.00	1,013.71	2.25	11.30

Class C	5.00	1,000.00	1,014.96	2.00	10.05

(1)	For the six months ended March 31, 2006.

(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Small Cap Growth Fund 2006 Semi-Annual Report      3

Schedule of Investments (March 31, 2006) (unaudited)

LEGG MASON PARTNERS SMALL CAP GROWTH FUND

Shares	Security	Value

COMMON STOCKS — 98.3%
CONSUMER DISCRETIONARY — 14.3%
Diversified Consumer Services — 1.1%
77,700	Steiner Leisure Ltd.*	$3,146,850

Hotels, Restaurants & Leisure — 5.8%
6,400	Chipotle Mexican Grill Inc., Class A*	354,496
55,000	Gaylord Entertainment Co.*	2,495,900
118,000	Morgans Hotel Group Co.*	2,083,880
70,500	Shuffle Master Inc.*	2,519,670
47,600	Station Casinos Inc.	3,778,012
118,800	Texas Roadhouse Inc., Class A Shares*	2,030,292
92,700	WMS Industries Inc.*	2,790,270

	Total Hotels, Restaurants & Leisure	16,052,520

Media — 0.6%
62,400	Netfllix Inc.*	1,808,976

Specialty Retail — 6.8%
133,200	Bebe Stores Inc.	2,453,544
94,800	Chico’s FAS Inc.*	3,852,672
89,800	Dick’s Sporting Goods Inc.*	3,562,366
94,800	Hibbett Sporting Goods Inc.*	3,127,452
78,000	Jos. A. Bank Clothiers Inc.*	3,740,100
58,400	Volcom Inc.*	2,074,952

	Total Specialty Retail	18,811,086

	TOTAL CONSUMER DISCRETIONARY	39,819,432

ENERGY — 5.7%
Energy Equipment & Services — 4.3%
60,400	Basic Energy Services Inc.*	1,799,920
39,150	Bronco Drilling Co. Inc.*	1,029,645
72,100	FMC Technologies Inc.*	3,692,962
71,700	Rowan Cos. Inc.	3,151,932
57,100	Todco, Class A Shares*	2,250,311

	Total Energy Equipment & Services	11,924,770

Oil, Gas & Consumable Fuels — 1.4%
88,700	Bois d’Arc Energy Inc.*	1,476,855
40,600	Ultra Petroleum Corp.*	2,529,786

	Total Oil, Gas & Consumable Fuels	4,006,641

	TOTAL ENERGY	15,931,411

EXCHANGE-TRADED FUNDS — 2.9%
13,900	Biotech HOLDRs	2,691,735
27,900	iShares Nasdaq Biotechnology Index Fund*	2,298,402
36,700	iShares Russell 2000 Growth Index Fund	2,924,990

	TOTAL EXCHANGE-TRADED FUNDS	7,915,127

See Notes to Financial Statements.

4      Legg Mason Partners Small Cap Growth Fund 2006 Semi-Annual Report

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Shares	Security	Value

FINANCIALS — 9.4%
Capital Markets — 2.9%
47,200	Affiliated Managers Group Inc.*	$5,031,992
59,500	Investment Technology Group Inc.*	2,963,100

	Total Capital Markets	7,995,092

Commercial Banks — 3.1%
55,700	East-West Bancorp Inc.	2,147,235
18,500	Preferred Bank	934,065
75,000	Seacoast Banking Corporation of Florida	2,183,250
35,600	Westamerica Bancorporation	1,848,352
24,600	Wintrust Financial Corp.	1,430,982

	Total Commercial Banks	8,543,884

Diversified Financial Services — 1.0%
97,000	optionsXpress Holdings Inc.	2,820,760

Insurance — 1.5%
140,000	Amerisafe Inc.*	1,680,000
27,800	Everest Re Group Ltd.	2,595,686

	Total Insurance	4,275,686

Real Estate — 0.9%
26,800	Alexandria Real Estate Equities Inc.	2,554,844

	TOTAL FINANCIALS	26,190,266

HEALTH CARE — 18.7%
Biotechnology — 3.5%
95,000	BioMarin Pharmaceuticals, Inc.*	1,274,900
72,200	CV Therapeutics Inc.*	1,594,176
84,000	Myriad Genetics, Inc.*	2,191,560
75,200	PDL BioPharma Inc.*	2,466,560
60,600	Vertex Pharmaceuticals Inc.*	2,217,354

	Total Biotechnology	9,744,550

Health Care Equipment & Supplies — 6.0%
104,200	Dade Behring Holdings Inc.	3,720,982
43,500	Gen-Probe Inc.*	2,397,720
53,000	Hologic Inc.*	2,933,550
76,100	Kyphon Inc.*	2,830,920
64,800	ResMed Inc.*	2,849,904
42,900	Ventana Medical Systems Inc.*	1,791,933

	Total Health Care Equipment & Supplies	16,525,009

Health Care Providers & Services — 9.2%
155,800	Allscripts Healthcare Solutions, Inc.*	2,852,698
64,200	Amedisys Inc.*	2,230,950
139,100	Eclipsys Corp.*	3,284,151
72,800	Matria Healthcare Inc.*	2,763,488
103,400	Psychiatric Solutions Inc.*	3,425,642
133,200	Sierra Health Services Inc.*	5,421,240
62,850	United Surgical Partners International Inc.*	2,225,519
121,300	VCA Antech Inc.*	3,454,624

	Total Health Care Providers & Services	25,658,312

	TOTAL HEALTH CARE	51,927,871

See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Fund 2006 Semi-Annual Report      5

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Shares	Security	Value

INDUSTRIALS — 14.9%
Aerospace & Defense — 1.5%
106,600	BE Aerospace Inc.*	$2,677,792
55,000	TransDigm Group Inc.*	1,416,250

	Total Aerospace & Defense	4,094,042

Airlines — 0.6%
88,000	AirTran Holdings, Inc.*	1,593,680

Commercial Services & Supplies — 5.4%
38,300	Corporate Executive Board Co.	3,864,470
96,400	FTI Consulting Inc.*	2,750,292
86,200	Labor Ready Inc.*	2,064,490
206,000	Mobile Mini Inc.*	6,369,520

	Total Commercial Services & Supplies	15,048,772

Machinery — 4.8%
85,500	A.S.V. Inc.*	2,754,810
55,200	Actuant Corp., Class A Shares	3,379,344
41,300	H&E Equipment Services Inc.*	1,202,656
89,875	Joy Global Inc.	5,371,829
36,600	RBC Bearings Inc.*	750,300

	Total Machinery	13,458,939

Road & Rail — 1.2%
74,700	Landstar System Inc.	3,295,764

Trading Companies & Distributors — 1.4%
75,000	MSC Industrial Direct Co. Inc., Class A Shares	4,051,500

	TOTAL INDUSTRIALS	41,542,697

INFORMATION TECHNOLOGY — 29.4%
Communications Equipment — 1.7%
124,300	ECI Telecom Ltd.*	1,408,319
177,500	Foundry Networks Inc.*	3,223,400

	Total Communications Equipment	4,631,719

Electronic Equipment & Instruments — 1.2%
43,550	Benchmark Electronics Inc.*	1,670,142
36,500	Trimble Navigation Ltd.*	1,644,325

	Total Electronic Equipment & Instruments	3,314,467

Internet Software & Services — 6.8%
76,200	Akamai Technologies Inc.*	2,506,218
86,600	aQuantive Inc.*	2,038,564
152,700	CNET Networks Inc.*	2,169,867
57,600	Equinix, Inc.*	3,699,072
144,600	Openwave Systems Inc.*	3,120,468
123,900	Sohu.com Inc.*	3,306,891
121,500	ValueClick Inc.*	2,055,780

	Total Internet Software & Services	18,896,860

See Notes to Financial Statements.

6      Legg Mason Partners Small Cap Growth Fund 2006 Semi-Annual Report

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Shares	Security	Value

IT Services — 1.8%
22,700	CACI International, Inc., Class A Shares*	$1,492,525
239,000	MPS Group Inc.*	3,656,700

	Total IT Services	5,149,225

Semiconductors & Semiconductor Equipment — 11.8%
261,700	Bookham Inc.*	2,496,618
130,600	Cypress Semiconductor Corp.*	2,213,670
88,250	Diodes, Inc.*	3,662,375
147,200	EMCORE Corp.*	1,504,384
251,900	Entegris Inc.*	2,680,216
56,100	FormFactor Inc.*	2,205,852
237,800	Mattson Technology Inc.*	2,853,600
92,710	MEMC Electronic Materials Inc.*	3,422,853
98,400	Micrel Inc.*	1,458,288
95,680	Microsemi Corp.*	2,785,245
207,200	MIPS Technologies Inc.*	1,545,712
89,300	MKS Instruments Inc.*	2,092,299
272,300	ON Semiconductor Corp.*	1,976,898
61,300	Trident Microsystems Inc.*	1,781,378

	Total Semiconductors & Semiconductor Equipment	32,679,388

Software — 6.1%
97,600	Blackbaud Inc.	2,068,144
61,400	Hyperion Solutions Corp.*	2,001,640
188,300	Informatica Corp.*	2,928,065
52,800	MICROS Systems Inc.*	2,432,496
90,300	Quest Software Inc.*	1,508,010
106,800	Ultimate Software Group Inc.*	2,760,780
130,700	Witness Systems Inc.*	3,319,780

	Total Software	17,018,915

	TOTAL INFORMATION TECHNOLOGY	81,690,574

MATERIALS — 2.0%
Construction Materials — 0.5%
82,000	U.S. Concrete Inc.*	1,185,720

Metals & Mining — 1.5%
228,700	Coeur d’Alene Mines Corp.*	1,500,272
48,100	Steel Dynamics Inc.	2,728,713

	Total Metals & Mining	4,228,985

	TOTAL MATERIALS	5,414,705

TELECOMMUNICATION SERVICES — 1.0%
Wireless Telecommunication Services — 1.0%
265,100	UbiquiTel Inc.*	2,677,510

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost — $176,304,594)	273,109,593

See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Fund 2006 Semi-Annual Report      7

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Face
Amount	Security	Value

SHORT-TERM INVESTMENT — 2.2%
Repurchase Agreement — 2.2%
$ 6,173,000	Interest in $507,001,000 joint tri-party repurchase agreement dated
	3/31/06 with Goldman, Sachs & Co., 4.790% due 4/3/06;
	Proceeds at maturity — $6,175,464; (Fully collateralized
	by various U.S. Treasury obligations, 1.875% to 3.625%
	due 1/15/07 to 4/15/28; Market value — $6,296,463)
	(Cost — $6,173,000)	$6,173,000

	TOTAL INVESTMENTS — 100.5%
	(Cost — $182,477,594#)	279,282,593
	Liabilities in Excess of Other Assets — (0.5)%	(1,352,746)

	TOTAL NET ASSETS — 100.0%	$277,929,847

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same. Abbreviation used in this schedule: HOLDRs — Holding Company Depositary Receipts

See Notes to Financial Statements.

8      Legg Mason Partners Small Cap Growth Fund 2006 Semi-Annual Report

Statement of Assets and Liabilities (March 31, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $182,477,594)	$279,282,593
Cash	915
Receivable for securities sold	769,461
Receivable for Fund shares sold	89,936
Dividends and interest receivable	29,201
Prepaid expenses	29,531

Total Assets	280,201,637

LIABILITIES:
Payable for securities purchased	1,326,200
Payable for Fund shares repurchased	223,754
Investment management fee payable	171,638
Distribution fees payable	62,667
Accrued expenses	487,531

Total Liabilities	2,271,790

Total Net Assets	$277,929,847

NET ASSETS:
Par value (Note 5)	$23,352
Paid-in capital in excess of par value	484,509,400
Accumulated net investment loss	(1,879,445)
Accumulated net realized loss on investments	(301,528,459)
Net unrealized appreciation on investments	96,804,999

Total Net Assets	$277,929,847

Shares Outstanding:
Class 1	572,984

Class A	12,661,403

Class B	8,782,351

Class C	1,335,301

Net Asset Value:
Class 1 (and redemption price)	$12.09

Class A (and redemption price)	$12.13

Class B*	$11.59

Class C*	$11.73

Maximum Public Offering Price Per Share:
Class 1 (based on maximum sales charge of 8.50%)	$13.21

Class A (based on maximum sales charge of 5.00%)	$12.77

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Fund 2006 Semi-Annual Report      9

Statement of Operations (For the six months ended March 31, 2006) (unaudited)

INVESTMENT INCOME:
Dividends	$286,880
Interest	212,398
Less: Foreign taxes withheld	(127)

Total Investment Income	499,151

EXPENSES:
Investment management fee (Note 2)	983,803
Distribution fees (Notes 2 and 4)	744,725
Transfer agent fees (Notes 2 and 4)	532,586
Shareholder reports (Note 4)	51,947
Legal fees	21,509
Registration fees	17,741
Audit and tax	13,107
Custody fees	7,155
Directors’ fees	5,354
Insurance	3,911
Miscellaneous expenses	2,493

Total Expenses	2,384,331
Less: Fee waivers and/or expense reimbursements (Note 2)	(5,735)

Net Expenses	2,378,596

Net Investment Loss	(1,879,445)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investments	14,026,149
Change in Net Unrealized Appreciation/Depreciation From Investments	20,000,191

Net Gain on Investments	34,026,340

Increase in Net Assets From Operations	$32,146,895

See Notes to Financial Statements.

10      Legg Mason Partners Small Cap Growth Fund 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended March 31, 2006 (unaudited)
and the year ended September 30, 2005
	2006	2005

OPERATIONS:
Net investment loss	$(1,879,445)	$(3,864,035)
Net realized gain	14,026,149	44,592,777
Change in net unrealized appreciation/depreciation	20,000,191	2,972,657

Increase in Net Assets From Operations	32,146,895	43,701,399

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	12,757,904	23,633,003
Cost of shares repurchased	(30,494,571)	(137,609,704)

Decrease in Net Assets From Fund Share Transactions	(17,736,667)	(113,976,701)

Increase (Decrease) in Net Assets	14,410,228	(70,275,302)
NET ASSETS:
Beginning of period	263,519,619	333,794,921

End of period*	$277,929,847	$263,519,619

*Includes accumulated net investment loss of:	$(1,879,445)	$ —

See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Fund 2006 Semi-Annual Report      11

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class 1 Shares(1)	2006	(2)	2005	2004	2003	2002	2001

Net Asset Value,
Beginning of Period	$10.70		$9.12	$8.68	$6.59	$8.11	$17.13

Income (Loss) From Operations:
Net investment loss	(0.05)		(0.10)	(0.10)	(0.12)	(0.12)	(0.11)
Net realized and unrealized gain (loss)	1.44		1.68	0.54	2.21	(1.40)	(8.91)

Total Income (Loss) From Operations	1.39		1.58	0.44	2.09	(1.52)	(9.02)

Net Asset Value, End of Period	$12.09		$10.70	$9.12	$8.68	$6.59	$8.11

Total Return(3)	12.99%		17.32%	5.07%	31.71%	(18.74)%	(52.66)%

Net Assets, End of Period (000s)	$6,930		$6,739	$6,240	$6,279	$4,984	$6,243

Ratios to Average Net Assets:
Gross expenses	1.32	%(4)	1.42%	1.34%	1.91%	1.62%	1.29%
Net expenses	1.31	(4)(5)	1.42	1.32 (5)	1.91	1.62	1.29
Net investment loss	(0.93	)(4)	(1.05)	(1.07)	(1.63)	(1.32)	(0.87)

Portfolio Turnover Rate	41%		70%	118%	115%	96%	223%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended March 31, 2006 (unaudited).

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.

12      Legg Mason Partners Small Cap Growth Fund 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class A Shares(1)	2006	(2)	2005	2004	2003	2002	2001

Net Asset Value,
Beginning of Period	$10.74		$9.16	$8.72	$6.59	$8.10	$17.13

Income (Loss) From Operations:
Net investment loss	(0.06)		(0.11)	(0.11)	(0.09)	(0.11)	(0.11)
Net realized and unrealized gain (loss)	1.45		1.69	0.55	2.22	(1.40)	(8.92)

Total Income (Loss) From Operations	1.39		1.58	0.44	2.13	(1.51)	(9.03)

Net Asset Value, End of Period	$12.13		$10.74	$9.16	$8.72	$6.59	$8.10

Total Return(3)	12.94%		17.25%	5.05%	32.32%	(18.64)%	(52.71)%

Net Assets, End of Period (000s)	$153,558		$141,764	$136,049	$134,160	$96,991	$109,386

Ratios to Average Net Assets:
Gross expenses	1.52	%(4)	1.45%	1.37%	1.52%	1.52%	1.34%
Net expenses	1.52	(4)(5)	1.45	1.35 (5)	1.52	1.52	1.34
Net investment loss	(1.14	)(4)	(1.09)	(1.11)	(1.25)	(1.22)	(0.92)

Portfolio Turnover Rate	41%		70%	118%	115%	96%	223%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended March 31, 2006 (unaudited).

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Fund 2006 Semi-Annual Report      13

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class B Shares(1)	2006	(2)	2005	2004	2003	2002	2001

Net Asset Value,
Beginning of Period	$10.30		$8.84	$8.48	$6.46	$8.00	$17.03

Income (Loss) From Operations:
Net investment loss	(0.10)		(0.17)	(0.17)	(0.14)	(0.17)	(0.20)
Net realized and unrealized gain (loss)	1.39		1.63	0.53	2.16	(1.37)	(8.83)

Total Income (Loss) From Operations	1.29		1.46	0.36	2.02	(1.54)	(9.03)

Net Asset Value, End of Period	$11.59		$10.30	$8.84	$8.48	$6.46	$8.00

Total Return(3)	12.52%		16.52%	4.25%	31.27%	(19.25)%	(53.02)%

Net Assets, End of Period (000s)	$101,775		$98,603	$96,470	$98,445	$84,984	$116,761

Ratios to Average Net Assets:
Gross expenses	2.25	%(4)	2.17%	2.10%	2.26%	2.26%	2.07%
Net expenses	2.25	(4)(5)	2.17	2.08 (5)	2.26	2.26	2.07
Net investment loss	(1.87	)(4)	(1.81)	(1.83)	(1.98)	(1.96)	(1.65)

Portfolio Turnover Rate	41%		70%	118%	115%	96%	223%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended March 31, 2006 (unaudited).

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.

14      Legg Mason Partners Small Cap Growth Fund 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class C Shares(1)	2006	(2)	2005	2004	2003	2002	2001

Net Asset Value,
Beginning of Period	$10.41		$8.93	$8.55	$6.50	$8.02	$17.04

Income (Loss) From Operations:
Net investment loss	(0.09)		(0.16)	(0.16)	(0.12)	(0.15)	(0.17)
Net realized and unrealized gain (loss)	1.41		1.64	0.54	2.17	(1.37)	(8.85)

Total Income (Loss) From Operations	1.32		1.48	0.38	2.05	(1.52)	(9.02)

Net Asset Value, End of Period	$11.73		$10.41	$8.93	$8.55	$6.50	$8.02

Total Return(3)	12.68%		16.57%	4.44%	31.54%	(18.95)%	(52.93)%

Net Assets, End of Period (000s)	$15,667		$16,414	$19,209	$21,514	$18,358	$26,368

Ratios to Average Net Assets:
Gross expenses	2.00	%(4)	1.99%	1.96%	1.97%	2.01%	1.93%
Net expenses	2.00	(4)(5)	1.99	1.94 (5)	1.97	2.01	1.93
Net investment loss	(1.62	)(4)	(1.63)	(1.70)	(1.69)	(1.71)	(1.50)

Portfolio Turnover Rate	41%		70%	118%	115%	96%	223%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended March 31, 2006 (unaudited).

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Fund 2006 Semi-Annual Report      15

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Effective April 7, 2006, Smith Barney Small Cap Growth Fund was renamed Legg Mason Partners Small Cap Growth Fund (the “Fund”), a separate diversified series of Legg Mason Partners Investment Funds, Inc. (formerly known as Smith Barney Investment Funds Inc.) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     (c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

     (d) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to share-

16      Legg Mason Partners Small Cap Growth Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

holders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

     (e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

     (f ) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

     (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Smith Barney Fund Management LLC (the “Manager” or “SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund operated under an interim management agreement, which was previously approved by the Fund’s board of directors, until the Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 19, 2005.

     Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

     Prior to the Legg Mason transaction and continuing under the new investment management agreement, the Fund pays the Manager an investment management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

     During the six months ended March 31, 2006, the Manager waived and/or reimbursed a portion of its investment management fee amounting to $5,735.

     The Fund’s Board approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC and Primerica Shareholder Services (”PSS”), another subsidiary of Citigroup, acted as the Fund’s sub-transfer agents. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC and PSS were responsible for shareholder

Legg Mason Partners Small Cap Growth Fund 2006 Semi-Annual Report      17

Notes to Financial Statements (unaudited) (continued)

recordkeeping and financial processing for all shareholder accounts and were paid by CTB. For the period ended March 31, 2006, the Fund paid transfer agent fees of $127,315 to CTB.

     The Fund’s Board has appointed the Fund’s current distributors, Citigroup Global Markets Inc. (“CGM”) and PFS Investments Inc. (“PFS”), both subsidiaries of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM, PFS and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

     There is a maximum initial sales charge of 8.50% and 5.00% for Class 1 and A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

     For the period ended March 31, 2006, CGM, PFS and their affiliates and LMIS received sales charges of approximately $2,000 and $65,000 on sales of the Fund’s Class 1 and A shares, respectively. In addition, for the period ended March 31, 2006, CDSCs paid to CGM, PFS and their affiliates and LMIS were approximately:

	Class B	Class C

CDSCs	$20,000	$0*

* Amount represents less than $1,000.

     Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3. Investments

During the six months ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$104,467,784

Sales	115,786,846

     At March 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$97,502,014
Gross unrealized depreciation	(697,015)

Net unrealized appreciation	$96,804,999

4. Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25%

18      Legg Mason Partners Small Cap Growth Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

     For the six months ended March 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses

Class 1	$—	$16,006	$1,001
Class A	177,992	306,721	26,733
Class B	489,346	197,381	21,486
Class C	77,387	12,478	2,727

Total	$744,725	$532,586	$51,947

5. Capital Shares

At March 31, 2006, the Company had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

     Transactions in shares of each class were as follows:

	Six Months Ended		Year Ended
	March 31, 2006		September 30, 2005

	Shares	Amount	Shares	Amount

Class 1
Shares sold	20,758	$231,775	62,499	$606,408
Shares repurchased	(77,835)	(861,116)	(116,724)	(1,151,296)

Net Decrease	(57,077)	$(629,341)	(54,225)	$(544,888)

Class A
Shares sold	732,200	$8,196,768	1,311,423	$13,001,791
Shares repurchased	(1,274,871)	(14,154,431)	(2,964,168)	(29,367,590)

Net Decrease	(542,671)	$(5,957,663)	(1,652,745)	$(16,365,799)

Class B
Shares sold	360,044	$3,823,264	956,054	$9,089,583
Shares repurchased	(1,154,641)	(12,390,280)	(2,285,986)	(21,792,015)

Net Decrease	(794,597)	$(8,567,016)	(1,329,932)	$(12,702,432)

Class C
Shares sold	47,070	$506,097	96,858	$935,151
Shares repurchased	(288,199)	(3,088,744)	(671,706)	(6,478,343)

Net Decrease	(241,129)	$(2,582,647)	(574,848)	$(5,543,192)

Class Y†
Shares sold	—	$—	8	$70
Shares repurchased	—	—	(8,048,143)	(78,820,460)

Net Decrease	—	$—	(8,048,135)	$(78,820,390)

† On May 9, 2005, Class Y shares were liquidated.

Legg Mason Partners Small Cap Growth Fund 2006 Semi-Annual Report      19

Notes to Financial Statements (unaudited) (continued)

6. Capital Loss Carryforward

As of September 30, 2005, the Fund had, for federal income tax purposes, a net capital loss carryforward of $315,496,378, of which $36,806,960 expires in 2009, $184,437,252 expires in 2010 and $94,252,166 expires in 2011. These amounts will be available to offset any future taxable capital gains.

7. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

     The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance

20      Legg Mason Partners Small Cap Growth Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

     The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

     Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

*   *   *

     Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”) (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose

Legg Mason Partners Small Cap Growth Fund 2006 Semi-Annual Report      21

Notes to Financial Statements (unaudited) (continued)

certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

     On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, SBFM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

     Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

     As of the date of this report, SBFM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

     The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

9. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

     Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Fund.

22      Legg Mason Partners Small Cap Growth Fund 2006 Semi-Annual Report

Board Approval of Management Agreement (unaudited)

On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. (“Legg Mason”) under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which included Smith Barney Fund Management LLC (the “Manager”), to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

     The consummation of the Transaction resulted in the automatic termination of the Fund’s then current management agreement (the “Prior Management Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Manager (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

     On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

     At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved continuance of the Prior Management Agreement until the closing of the Transaction and the New Management Agreement to take effect upon such closing. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

     In their deliberations concerning the New Management Agreement, among other things, the Board members considered:

       (i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

       (ii) that, following the Transaction, CAM would be part of an organization focused on the asset management business;

Legg Mason Partners Small Cap Growth Fund      23

Board Approval of Management Agreement (unaudited)
(continued)

     (iii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason had advised the Board members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it expected that these combination processes would result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams would remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

      (iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

      (v) that CAM management and Legg Mason advised the Board that following the Transaction, they did not expect any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager, including compliance services;

     (vi) that under the Transaction Agreement, Citigroup and Legg Mason agreed not to take any action not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

     (vii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers would continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

     (viii) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

     (ix) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters that were being considered;

     (x) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remained principal underwriters of the Fund after the closing of the Transaction;

     (xi) the fact that the Fund’s total advisory and administrative fees would not increase by virtue of the New Management Agreement, but would remain the same;

     (xii) the terms and conditions of the New Management Agreement, including the differences from the Prior Management Agreement, and the benefits of a single, uniform form of agreement covering these services;

     (xiii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

     (xiv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos,

24      Legg Mason Partners Small Cap Growth Fund

Board Approval of Management Agreement (unaudited)
(continued)

trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

        (xv) that, within the past year the Board had performed a full annual review of the Prior Management Agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the Prior Management Agreement, and reached substantially the same conclusions.

Legg Mason Partners Small Cap Growth Fund      25

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders was held to elect Directors of Legg Mason Partners Investment Funds, Inc. The following table provides the number of votes cast for or withheld, as well as the number of abstentions and broker non-votes as to this matter.

		Authority		Broker
Election of Directors†	Votes For	Withheld	Abstentions	Non-Votes

Nominees:
Paul R. Ades	154,295,546.159	5,699,406.286	1,101,216.604	0.000
Dwight B. Crane	154,269,645.182	5,725,307.263	1,101,216.604	0.000
Frank G. Hubbard	154,276,889.022	5,718,063.423	1,101,216.604	0.000
Jerome H. Miller	154,266,400.237	5,728,552.208	1,101,216.604	0.000
Ken Miller	154,326,232.680	5,668,719.765	1,101,216.604	0.000
R. Jay Gerken	154,204,059.413	5,790,893.032	1,101,216.604	0.000

† Directors are elected by the shareholders of all of the series of the Company of which the Fund is a series.

Results of a Special Meeting of Shareholders

On December 19, 2005, a Special Meeting of Shareholders was held to approve a new Management Agreement for Legg Mason Partners Small Cap Growth Fund. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to this matter.

		Votes		Broker
Item Voted On	Votes For	Against	Abstentions	Non-Votes

New Management Agreement	11,466,995.073	297,577.749	1,087,764.002	115,793.000

26      Legg Mason Partners Small Cap Growth Fund

(This page intentionally left blank.)

(This page intentionally left blank.)

Legg Mason Partners Investment Funds, Inc. Legg Mason Partners Small Cap Growth Fund

DIRECTORS	INVESTMENT MANAGER
Paul R. Ades	Smith Barney Fund
Dwight B. Crane	Management LLC
R. Jay Gerken, CFA
Chairman	DISTRIBUTORS
Frank G. Hubbard	Citigroup Global Markets Inc.
Jerome H. Miller	Legg Mason Investor Services, LLC
Ken Miller	PFS Investments Inc.

OFFICERS	CUSTODIAN
R. Jay Gerken, CFA	State Street Bank and
President and	Trust Company
Chief Executive Officer
TRANSFER AGENT
Andrew B. Shoup	PFPC Inc.
Senior Vice President and	4400 Computer Drive
Chief Administrative Officer	Westborough, Massachusetts 01581

Kaprel Ozsolak	INDEPENDENT REGISTERED
Chief Financial Officer	PUBLIC ACCOUNTING FIRM
and Treasurer	KPMG LLP
345 Park Avenue
Timothy Woods, CFA	New York, New York 10154
Vice President and
Investment Officer

Ted P. Becker
Chief Compliance Officer

John Chiota
Chief Anti-Money Laundering
Compliance Officer

Steven Frank
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

This report is submitted for the
general information of the share-
holders of Legg Mason Partners
Investment Funds, Inc. — Legg
Mason Partners Small Cap Growth
Fund, but it may also be used as
sales literature when preceded or
accompanied by the current
Prospectus.

This report must be preceded
or accompanied by a free
prospectus. Investors should
consider the Fund’s
investment objectives, risks,
charges and expenses
carefully before investing.
The prospectus contains this
and other important
information about the Fund.
Please read the prospectus
carefully before investing.

www.leggmason.com/
InvestorServices

©2006 Legg Mason
Investor Services, LLC
Member NASD, SIPC

FD01884 5/06           SR06-29

Legg Mason Partners
Investment Funds, Inc.
Legg Mason Partners
Small Cap Growth Fund

The Fund is a separate series of the Legg Mason Partners Investment
Funds, Inc., a Maryland corporation.

LEGG MASON PARTNERS SMALL CAP GROWTH FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Smith Barney Investment Funds Inc. — Smith Barney Small Cap Growth Fund name.

ITEM 2.	CODE OF ETHICS.
Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s
disclosure controls and procedures (as defined in Rule 30a-
3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure
required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b)
under the 1940 Act and 15d-15(b) under the Securities Exchange
Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under
the 1940 Act) that occurred during the registrant’s last
fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected,

or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)	Not applicable.

	(b)	Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of
the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Funds, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Investment Funds, Inc.

Date: June 8, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Investment Funds, Inc.

Date: June 8, 2006

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Investment Funds, Inc.

Date: June 8, 2006